Exhibit 32.1

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Blue Eagle Lithium Inc., a Nevada corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

1.	The Annual Report on Form 10-K for the year ended April 30, 2018 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: July 30, 2018	/s/ Rami Tabet
Rami Tabet
Chief Executive Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Blue Eagle Lithium Inc., a Nevada corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

1.	The Annual Report on Form 10-K for the year ended April 30, 2018 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-K fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: July 30, 2018	/s/ Rupert Ireland
Rupert Ireland
Chief Financial Officer

This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.